UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-21236

DREYFUS STOCK FUNDS

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	09/30
Date of reporting period:	09/30/09

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus International Equity Fund

ANNUAL REPORT September 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund s Expenses
8	Comparing Your Fund s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Important Tax Information
40	Information About the Review and Approval of the Fund s Investment Advisory and Administration Agreements
46	Board Members Information
49	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus International Equity Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

2

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by William S. Patzer, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus International Equity Fund s Class A shares produced a total return of 4.73%, Class B shares returned 5.63%, Class C shares returned 5.54% and Class I shares returned 4.62%.1 In comparison, the fund s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ( MSCI EAFE Index ), produced a total return of 3.23% for the same period.2

International stock markets fell sharply over the first half of a volatile reporting period as a global recession and banking crisis took their toll. However, stocks later rebounded when credit markets and economic conditions began to stabilize, offsetting a substantial portion of earlier losses.The fund produced lower returns than its benchmark, primarily due to its emphasis on higher-quality stocks that lagged their more speculative counterparts during the rally.

The Fund s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 25% of its assets in securities of issuers located in emerging market countries.

The fund invests in stocks that appear to be undervalued as measured by their price/earnings ratios, and that may have value and/or growth characteristics.We employ a bottom-up investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Equity Markets Plunged, Then Rebounded Sharply

Just weeks before the start of the reporting period, the failures of several major financial institutions sparked a credit crisis that nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment, declining housing markets and plunging consumer confidence produced the most severe global recession since the 1930s. These influences fueled a bear market that drove many of the world s stock markets to multi-year lows during the first quarter of 2009.

Market sentiment began to improve in March, when it became clearer that aggressive remedial actions by government and monetary authori-ties including historically low short-term interest rates,rescues of troubled corporations and massive injections of liquidity into the banking system had helped repair the world s credit markets. Subsequently, mounting evidence of global economic stabilization propelled the world s equity markets higher through the reporting period s end.

Security Selections Boosted Relative Results

Although the fund s focus on higher-quality stocks caused it to lag the benchmark s performance for the reporting period overall, our security selection strategy proved effective across a variety of markets and industry groups. In Belgium, food retailer Delhaize Group held up relatively well during the downturn and advanced in the rally. In Norway, video conferencing specialist Tandberg rose sharply after an acquisition offer from U.S.-based Cisco Systems. The fund also achieved gains stemming from favorable timing in the purchase and sale of Norwegian bank NOR. Among companies based in Ireland, global building materials provider CRH rebounded from depressed levels after announcing better-than-expected quarterly earnings. The fund also posted relatively strong results in Switzerland, where we favored financial giant Credit Suisse Group over the more troubled UBS.

From a market sector perspective, the fund achieved strong relative results in the information technology sector, where favorable trades of handset maker Nokia helped cushion declines during the downturn, and German enterprise software developer, Software, participated in the rally over the reporting period s second half. Materials producers such as Australia s BHP Billiton and German chemicals manufacturer Lanxess fared well, as did energy companies, including oil services providers Technip in France and Fugro in the Netherlands.

Disappointments were concentrated mainly in the financials sector, as financial institutions in Japan such as Mitsubishi UFJ Financial Group and Nomura Holdings were hurt by larger-than-expected write-downs during the global banking crisis.The United Kingdom s Barclays and Aviva also weighed on the fund s results.Also in the U.K., industrial components supplier Cookson Group and transportation equipment maker Stagecoach Group lost value, prompting the sale of some of the fund s positions. Among industrial stocks, international trading concern Mitsui & Co. and marine transport provider Nippon Yusen suffered when Japanese exports plunged in the recession. In Greece, household goods and veterinary supplier Alapis saw sales of health products decline during the downturn, prompting us to sell the fund s position. The fund also encountered lagging results from an underweighted position in the better-performing Hong Kong market.

Finding Opportunities in Recovering Markets

Even in the wake of a sustained and robust market rally, we have continued to find attractive values among growing companies. Still, we expect a sub-par economic recovery,and international stock markets may remain volatile, requiring careful selectivity. In our judgment, our disciplined approach may be particularly well suited to such an environment.

October 15, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset
Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2	SOURCE: LIPPER INC. Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia,
Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund 5

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.87	$ 11.93	$ 11.62	$ 5.22
Ending value (after expenses)	$1,446.20	$1,440.20	$1,440.10	$1,448.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks 99.0%	Shares	Value ($)
Australia 6.7%
AGL Energy	43,900	529,420
BHP Billiton	72,743	2,421,280
Commonwealth Bank of Australia	28,780	1,313,918
Macquarie Group	14,260	739,588
Qantas Airways	309,840	781,755
Stockland	247,770	891,817
Westfield Group	89,779	1,100,922
Westpac Banking	20,624	477,605
		8,256,305
Austria .7%
Erste Group Bank	18,800	840,190
Belgium .4%
KBC Groep	8,500 [a]	426,953
Denmark .8%
Carlsberg, Cl. B	13,000	941,705
Finland 1.5%
Fortum	29,990	768,884
Metso	38,100	1,072,148
		1,841,032
France 9.4%
Atos Origin	12,210 [a]	616,432
AXA	68,014	1,841,283
BNP Paribas	20,407	1,630,505
BNP Paribas (Rights)	20,407 [a]	44,197
Credit Agricole	37,020	773,597
GDF Suez	23,252	1,032,519
Sanofi-Aventis	27,660	2,029,895
Technip	7,700	491,842
Total	26,362	1,566,420
Vallourec	3,530	598,182
Vinci	17,870	1,010,967
		11,635,839

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Germany 9.2%
BASF	23,900	1,266,417
Bayer	22,450	1,555,560
Commerzbank	42,380 [a]	537,378
E.ON	21,730	921,528
GEA Group	48,070	1,003,100
HeidelbergCement	10,100	653,863
HeidelbergCement (Rights)	6,010 [a]	32,365
Lanxess	14,470	498,666
Metro	25,880	1,463,741
Rheinmetall	7,930	469,515
RWE	12,810	1,189,784
Salzgitter	10,741	1,029,524
Siemens	7,840	725,994
		11,347,435
Greece .6%
Public Power	30,340 [a]	675,298
Hong Kong 2.6%
Esprit Holdings	117,500	788,382
Hongkong Land Holdings	227,000	987,450
Hutchison Whampoa	123,000	887,975
New World Development	276,218	594,489
		3,258,296
Ireland .5%
CRH	22,268	618,483
Italy 4.0%
Banco Popolare	83,790 [a]	803,739
ENI	73,910	1,847,317
Fondiaria-Sai	36,370	764,805
Terna Rete Elettrica Nazionale	101,860	397,238
UniCredit	297,660 [a]	1,163,007
		4,976,106
Japan 19.1%
Amada	33,000	222,046
Astellas Pharma	27,500	1,130,452
Canon	34,600	1,399,187

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Central Japan Railway	199	1,429,900
Daihatsu Motor	50,000	510,778
Daito Trust Construction	12,200	532,769
Fast Retailing	5,300	670,729
Fujitsu	205,000	1,340,556
Fukuoka Financial Group	117,000	486,169
Honda Motor	40,400	1,244,427
JSR	20,300	416,109
Kaneka	80,000	574,834
KDDI	115	648,248
Keihin	82,000	1,359,283
Lawson	29,200	1,356,475
Mitsubishi UFJ Financial Group	184,400	990,150
Mitsui & Co.	64,600	844,877
Murata Manufacturing	14,700	697,622
Nomura Holdings	81,400	501,467
Pacific Metals	42,000	318,632
Sankyo	23,700	1,483,808
Shin-Etsu Chemical	9,200	565,744
Shinko Electric Industries	13,400	238,697
Softbank	24,300	534,105
Sumitomo Trust & Banking	70,000	371,971
Tokai Rika	45,000	807,609
Tokyo Gas	176,000	731,332
Toyota Tsusho	36,700	553,577
Yamaguchi Financial Group	42,000	435,604
Yamato Holdings	74,000	1,215,953
		23,613,110
Netherlands 3.6%
Fugro	8,370	483,379
ING Groep	58,710 [a]	1,048,147
Koninklijke DSM	22,070	922,059
Koninklijke Vopak	11,020 [a]	715,358
TNT	47,330	1,270,241
		4,439,184

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Norway 1.1%
DNB NOR	49,000 [a]	567,528
Petroleum Geo-Services	86,200 [a]	840,943
		1,408,471
Singapore 1.4%
Flextronics International	84,430 [a]	629,848
SembCorp Marine	299,000	674,987
United Overseas Bank	33,000	393,100
		1,697,935
Spain 5.1%
Banco Bilbao Vizcaya Argentaria	62,660	1,112,248
Banco Santander	141,500	2,277,716
Repsol	17,340	471,714
Telefonica	90,310	2,491,798
		6,353,476
Sweden 1.7%
Alfa Laval	51,900	608,981
Electrolux, Ser. B	66,740 [a]	1,526,968
		2,135,949
Switzerland 7.6%
Credit Suisse Group	33,040	1,833,253
Nestle	80,950	3,449,534
Novartis	12,765	638,681
Petroplus Holdings	19,100 [a]	481,785
Roche Holding	16,094	2,601,317
Swiss Life Holding	3,230 [a]	382,127
		9,386,697
United Kingdom 21.5%
3i Group	121,069	558,405

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Barclays	200,580 [a]	1,186,067
Berkeley Group Holdings	55,740 [a]	789,261
BP	180,310	1,593,547
British American Tobacco	54,450	1,708,198
BT Group	364,040	756,332
Compass Group	166,860	1,019,475
Cookson Group	85,020 [a]	558,584
Eurasian Natural Resources	38,580	540,423
GlaxoSmithKline	112,750	2,215,466
HSBC Holdings	225,250	2,577,495
IMI	84,620	605,317
Imperial Tobacco Group	36,840	1,064,481
Kazakhmys	64,820	1,112,585
Kingfisher	196,900	669,948
Legal & General Group	558,980	784,352
Man Group	75,860	401,535
Old Mutual	386,640	617,912
Royal Dutch Shell, Cl. A	7,340	209,213
Royal Dutch Shell, Cl. B	101,770	2,823,511
Tesco	202,360	1,292,320
Thomas Cook Group	391,550	1,453,638
Vodafone Group	392,640	879,757
WPP	132,240	1,134,899
		26,552,721
United States 1.5%
iShares MSCI EAFE Index Fund	33,450	1,829,046
Total Common Stocks
(cost $109,577,021)		122,234,231

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $110,000)	110,000 [b]	110,000

Total Investments (cost $109,687,021)	99.1%	122,344,231
Cash and Receivables (Net)	.9%	1,144,160
Net Assets	100.0%	123,488,391

a Non-income producing security.
b Investment in affiliated money market mutual fund.

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

			Cost	Value
Assets ($):
Investments in securities See Statement of Investments:
Unaffiliated issuers		109,577,021		122,234,231
Affiliated issuers			110,000	110,000
Cash				203,673
Cash denominated in foreign currencies			362,865	364,947
Receivable for investment securities sold				3,234,271
Dividends and interest receivable				727,183
Receivable for shares of Beneficial Interest subscribed				124,566
Unrealized appreciation on forward foreign
currency exchange contracts Note 4				2,529
Prepaid expenses				18,201
				127,019,601
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates Note 3(c)				157,349
Payable for investment securities purchased				2,835,483
Payable for shares of Beneficial Interest redeemed				457,504
Unrealized depreciation on forward foreign
currency exchange contracts Note 4				4,027
Accrued expenses				76,847
				3,531,210
Net Assets ($)				123,488,391
Composition of Net Assets ($):
Paid-in capital				200,274,528
Accumulated undistributed investment income net				2,012,335
Accumulated net realized gain (loss) on investments				(91,481,437)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				12,682,965
Net Assets ($)				123,488,391

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	77,775,404	3,547,085	10,848,483	31,317,419
Shares Outstanding	2,951,010	135,686	411,809	1,177,353
Net Asset Value Per Share ($)	26.36	26.14	26.34	26.60

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $324,492 foreign taxes withheld at source):
Unaffiliated issuers	3,296,314
Affiliated issuers	4,422
Total Income	3,300,736
Expenses:
Investment advisory fee Note 3(a)	813,446
Administration fee Note 3(a)	101,681
Shareholder servicing costs Note 3(c)	462,748
Custodian fees Note 3(c)	238,504
Distribution fees Note 3(b)	110,753
Registration fees	91,653
Professional fees	49,660
Prospectus and shareholders reports	18,414
Trustees fees and expenses Note 3(d)	11,190
Interest expense Note 2	1,631
Loan commitment fees Note 2	642
Miscellaneous	30,607
Total Expenses	1,930,929
Less reduction in expenses due to undertaking Note 3(a)	(690,043)
Less reduction in fees due to earnings credits Note 1(c)	(12,987)
Net Expenses	1,227,899
Investment Income Net	2,072,837
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(66,138,061)
Net realized gain (loss) on financial futures	(223,183)
Net realized gain (loss) on forward foreign currency exchange contracts	300,965
Net Realized Gain (Loss)	(66,060,279)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including $47,673 net unrealized appreciation on financial futures and ($20,643) net unrealized
(depreciation) on forward foreign currency exchange contracts]	50,465,812
Net Realized and Unrealized Gain (Loss) on Investments	(15,594,467)
Net (Decrease) in Net Assets Resulting from Operations	(13,521,630)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment income net	2,072,837	4,940,757
Net realized gain (loss) on investments	(66,060,279)	(5,298,193)
Net unrealized appreciation
(depreciation) on investments	50,465,812	(97,040,339)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(13,521,630)	(97,397,775)
Dividends to Shareholders from ($):
Investment income net:
Class A Shares	(4,649,806)	(3,743,316)
Class B Shares	(149,398)	(65,231)
Class C Shares	(422,631)	(66,229)
Class I Shares	(111,856)	(181,914)
Class T Shares	(43,840)	(19,528)
Net realized gain on investments:
Class A Shares		(17,546,791)
Class B Shares		(866,993)
Class C Shares		(3,113,758)
Class I Shares		(723,523)
Class T Shares		(109,067)
Total Dividends	(5,377,531)	(26,436,350)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,556,436	49,722,193
Class B Shares	117,213	1,055,794
Class C Shares	576,820	4,170,090
Class I Shares	28,202,542	1,209,821
Class T Shares	90,360	808,314
Net assets received in connection
with reorganization Note 1		50,116,926

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2009[a]	2008
Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	4,192,930	18,629,230
Class B Shares	106,325	688,667
Class C Shares	230,943	1,513,095
Class I Shares	54,716	725,990
Class T Shares	25,122	89,885
Cost of shares redeemed:
Class A Shares	(44,104,029)	(173,510,321)
Class B Shares	(2,030,166)	(5,406,158)
Class C Shares	(6,467,884)	(36,985,915)
Class I Shares	(4,579,357)	(11,993,069)
Class T Shares	(931,064)	(612,142)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(16,959,093)	(99,777,600)
Total Increase (Decrease) in Net Assets	(35,858,254)	(223,611,725)
Net Assets ($):
Beginning of Period	159,346,645	382,958,370
End of Period	123,488,391	159,346,645
Undistributed investment income net	2,012,335	5,369,676

	Year Ended September 30,
	2009[a]	2008
Capital Share Transactions:
Class Ab,c
Shares sold	357,154	1,128,944
Shares issued in connection with reorganization Note 1		1,135,151
Shares issued for dividends reinvested	195,068	445,037
Shares redeemed	(2,039,587)	(4,143,527)
Net Increase (Decrease) in Shares Outstanding	(1,487,365)	(1,434,395)
Class Bb
Shares sold	4,743	25,041
Shares issued in connection with reorganization Note 1		21,999
Shares issued for dividends reinvested	4,955	16,658
Shares redeemed	(95,453)	(126,393)
Net Increase (Decrease) in Shares Outstanding	(85,755)	(62,695)
Class C
Shares sold	26,020	99,192
Shares issued in connection with reorganization Note 1		38,062
Shares issued for dividends reinvested	10,682	36,460
Shares redeemed	(302,406)	(878,789)
Net Increase (Decrease) in Shares Outstanding	(265,704)	(705,075)
Class I
Shares sold	1,306,091	28,870
Shares issued in connection with reorganization Note 1		4,530
Shares issued for dividends reinvested	2,526	17,098
Shares redeemed	(210,329)	(284,886)
Net Increase (Decrease) in Shares Outstanding	1,098,288	(234,388)
Class Tc
Shares sold	4,169	18,800
Shares issued in connection with reorganization Note 1		7,815
Shares issued for dividends reinvested	1,168	2,148
Shares redeemed	(47,362)	(15,083)
Net Increase (Decrease) in Shares Outstanding	(42,025)	13,680

a Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended September 30, 2009, 16,759 Class B shares representing $353,492 were automatically converted to 16,662 Class A shares and during the period ended September 30, 2008, 40,946 Class B shares representing $1,644,692 were automatically converted to 40,269 Class A shares.
c On the close of business on February 4, 2009, 19,018 Class T shares representing $366,484 were converted to
19,028 Class A shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	29.26	48.76	40.05	34.14	26.23
Investment Operations:
Investment income net[a]	.45	.77	.63	.59	.38
Net realized and unrealized
gain (loss) on investments	(2.11)	(16.45)	8.81	5.58	7.61
Total from Investment Operations	(1.66)	(15.68)	9.44	6.17	7.99
Distributions:
Dividends from investment income net	(1.24)	(.67)	(.28)	(.04)	(.07)
Dividends from net realized
gain on investments		(3.15)	(.45)	(.22)	(.01)
Total Distributions	(1.24)	(3.82)	(.73)	(.26)	(.08)
Net asset value, end of period	26.36	29.26	48.76	40.05	34.14
Total Return (%)[b]	(4.73)	(34.53)	23.80	18.16	30.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.84	1.57	1.27[c]	1.38[c]	3.12[c]
Ratio of net expenses
to average net assets	1.12	1.12	1.19[c]	1.28[c]	1.50[c]
Ratio of net investment income
to average net assets	2.12	1.90	1.37[c]	1.55[c]	1.15[c]
Portfolio Turnover Rate	160.27	117.20	18.76[d,e]
Net Assets, end of period ($ x 1,000)	77,775	129,886	286,373	124,283	10,107

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005-2006, the ratios include the fund s share of The Boston Company International Core Equity Portfolio s (the Portfolio )
allocated expenses.
d Not annualized.
e For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

		Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	28.70	47.83	39.40	33.79	26.09
Investment Operations:
Investment income net[a]	.26	.41	.19	.25	.14
Net realized and unrealized
gain (loss) on investments	(2.03)	(16.15)	8.73	5.58	7.57
Total from Investment Operations	(1.77)	(15.74)	8.92	5.83	7.71
Distributions:
Dividends from investment income net	(.79)	(.24)	(.04)
Dividends from net realized
gain on investments		(3.15)	(.45)	(.22)	(.01)
Total Distributions	(.79)	(3.39)	(.49)	(.22)	(.01)
Net asset value, end of period	26.14	28.70	47.83	39.40	33.79
Total Return (%)[b]	(5.63)	(35.04)	22.79	17.25	29.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.78	2.40	2.06[c]	2.18[c]	3.93[c]
Ratio of net expenses
to average net assets	1.95	1.95	2.00[c]	2.03[c]	2.25[c]
Ratio of net investment income
to average net assets	1.23	1.04	.43[c]	.68[c]	.44[c]
Portfolio Turnover Rate	160.27	117.20	18.76[d,e]
Net Assets, end of period ($ x 1,000)	3,547	6,356	13,590	12,292	4,295

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005-2006, the ratios include the fund s share of The Boston Company International Core Equity Portfolio s (the Portfolio )
allocated expenses.
d Not annualized.
e For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	28.82	47.81	39.40	33.80	26.15
Investment Operations:
Investment income net[a]	.27	.37	.23	.25	.16
Net realized and unrealized
gain (loss) on investments	(2.02)	(16.14)	8.71	5.58	7.54
Total from Investment Operations	(1.75)	(15.77)	8.94	5.83	7.70
Distributions:
Dividends from investment income net	(.73)	(.07)	(.08)	(.01)	(.04)
Dividends from net realized
gain on investments		(3.15)	(.45)	(.22)	(.01)
Total Distributions	(.73)	(3.22)	(.53)	(.23)	(.05)
Net asset value, end of period	26.34	28.82	47.81	39.40	33.80
Total Return (%)[b]	(5.54)	(35.04)	22.85	17.27	29.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	2.30	1.99[c]	2.11[c]	3.87[c]
Ratio of net expenses
to average net assets	1.90	1.90	1.96[c]	2.03[c]	2.25[c]
Ratio of net investment income
to average net assets	1.28	.93	.51[c]	.68[c]	.50[c]
Portfolio Turnover Rate	160.27	117.20	18.76[d,e]
Net Assets, end of period ($ x 1,000)	10,848	19,529	66,102	51,752	7,766

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005-2006, the ratios include the fund s share of The Boston Company International Core Equity Portfolio s (the Portfolio )
allocated expenses.
d Not annualized.
e For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

		Year Ended September 30,
Class I Shares	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value, beginning of period	29.73	49.50	40.57	34.50	26.47
Investment Operations:
Investment income net[b]	.58	.54	.76	.85	.40
Net realized and unrealized
gain (loss) on investments	(2.27)	(16.37)	8.94	5.49	7.75
Total from Investment Operations	(1.69)	(15.83)	9.70	6.34	8.15
Distributions:
Dividends from investment income net	(1.44)	(.79)	(.32)	(.05)	(.11)
Dividends from net realized
gain on investments		(3.15)	(.45)	(.22)	(.01)
Total Distributions	(1.44)	(3.94)	(.77)	(.27)	(.12)
Net asset value, end of period	26.60	29.73	49.50	40.57	34.50
Total Return (%)	(4.62)	(34.34)	24.12	18.47	30.59
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.19	.93[c]	1.07[c]	3.04[c]
Ratio of net expenses
to average net assets	.85	.85	.91[c]	1.03[c]	1.25[c]
Ratio of net investment income
to average net assets	2.58	1.30	1.63[c]	2.19[c]	1.29[c]
Portfolio Turnover Rate	160.27	117.20	18.76[d,e]
Net Assets, end of period ($ x 1,000)	31,317	2,350	15,515	8,723	29

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005-2006, the ratios include the fund s share of The Boston Company International Core Equity Portfolio s (the Portfolio )
allocated expenses.
d Not annualized.
e For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus International Equity Fund (the fund ) is a separate diversified series of Dreyfus Stock Funds (the Company ), which is registered under the Investment Company Act of 1940, as amended (the Act ), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund s investment objective is long-term growth of capital.The Boston Company Asset Management, LLC ( TBCAM ) serves as the fund s investment adviser. The Dreyfus Corporation (the Administrator or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), and an affiliate of TBCAM, serves as the fund s Administrator.

At a meeting of the fund s Board of Trustees held on July 25, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from Dreyfus Premier Stock Funds and Dreyfus Premier International Equity Fund to Dreyfus Stock Funds and Dreyfus International Equity Fund , respectively.

As of the close of business on December 20, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Founders International Equity Fund (the Acquired Fund ) were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of the Acquired Fund received Class A, Class B, Class C, Class I and Class T shares of the fund, in an amount equal to the aggregate net asset value of their investment in the Acquired Fund at the time of the exchange. Shareholders of Class F shares of the Acquired Fund received Class A shares of the fund in an equal amount to the aggregate net asset value of their investment in the Acquired fund at the time of the exchange. The fund s net asset value on the close of business on December 20, 2007 was $41.53 per share for Class A, $41.01 per share for Class B, $41.17 per share for Class C, $42.12 per share for Class I and $41.51 per share for Class T shares, and a total of 1,135,151 Class A, 21,999

Class B, 38,062 Class C, 4,530 Class I and 7,815 Class T shares, representing net assets of $50,116,926 (including $7,904,380 net unrealized appreciation on investments) were issued to shareholders of the Acquired Fund in the exchange.The exchange was a tax-free event to the Acquired Fund shareholders.

MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ( CDSC ) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the share-holder s Class T shares. Subsequent investments in the fund s Class A

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

shares made by prior holders of the fund s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as:fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts ( forward contracts ) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e.the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

The Fund 27

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as affiliated in the Act.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,942,936, accumulated capital losses $40,645,422 and unrealized appreciation $9,894,458. In addition, the fund had $48,978,109 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover of $36,458,262 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

As a result of the fund s merger with Dreyfus Founders International Equity Fund, capital losses of $4,187,160 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. Of this acquired capital loss, $1,936,910 will expire in fiscal 2010 and $2,250,250 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008, were as follows: ordinary income $5,377,531 and $8,573,580 and long-term capital gains $0 and $17,862,770, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses, capital loss carryover from fund merger, and recognition of book to tax difference resulting from prior year fund restructure, the fund decreased accumulated undistributed investment income-net by $52,647, decreased accumulated net realized gain (loss) on investments by $4,697,983 and increased paid-in capital by $4,750,630. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2009 was $80,100, with a related weighted average annualized interest rate of 2.04%.

NOTE 3 Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund s average daily net assets in excess of $2 billion and is payable monthly.

Dreyfus and TBCAM have agreed, with respect to each class of fund shares, to assume the expenses of each class so that such expenses do not exceed the annual rates of expenses of 1.12% for Class A, 1.95% for Class B, 1.90% for Class C, and .85% for Class I, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for each class.The reduction in expenses, pursuant to the undertaking, amounted to $690,043 during the period ended September 30, 2009.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund s average daily net assets. During the period ended September 30, 2009, the fund was charged $101,681 pursuant to the administration agreement.

During the period ended September 30, 2009, the Distributor retained $1,649 from commissions earned on sales of the fund s Class A shares and $21,562 and $2,535 from CDSCs on redemptions of the fund s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the Plan ) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2009, Class B, Class C and Class T shares were charged $26,740, $83,267 and $746, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A, Class B, Class C and Class T shares were charged $191,126, $8,913, $27,756 and $746, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $67,421 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $12,987 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2009, the fund was charged $238,504 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of Due to TBCAM and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $80,758, administration fees $10,095, Rule 12b-1 distribution plan fees $9,111, shareholder services plan fees $19,097, custodian fees $45,029, chief compliance officer fees $3,341 and transfer agency per account fees $12,700, which are offset against an expense reimbursement currently in effect in the amount of $22,782.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund s exchange privilege. During the period ended September 30, 2009, redemption fees charged and retained by the fund amounted to $817.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended September 30, 2009, amounted to $166,112,143 and $184,421,434, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of September 30, 2009 is shown below:

	Derivative	Derivative
	Assets ($)	Liabilities ($)
Foreign currency risk[1]	2,529 Foreign currency risk[2]	(4,027)
Gross fair value of
derivatives contracts	2,529	(4,027)

Statement of Assets and Liabilities location:
1	Unrealized appreciation on forward foreign currency exchange contracts.
2	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations for the period ended September 30, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
		Foreign Currency
Underlying risk	Futures[3]	Contracts[4]	Total
Equity	(223,183)	__	(223,183)
Foreign currency	__	300,965	300,965
Total	(223,183)	300,965	77,782

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[5]
		Foreign Currency
Underlying risk	Futures	Contracts	Total
Equity	47,673	__	47,673
Foreign currency	__	(20,643)	(20,643)
Total	47,673	(20,643)	27,030

Statement of Operations location:

3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on forward foreign currency exchange contracts.
5	Change in net unrealized appreciation (depreciation) on investments and forward foreign currency exchange contracts.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses, which are recorded in the Statement of Operations. Futures contracts are valued daily at the settlement price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At September 30, 2009, there were no open financial futures contracts outstanding.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.

The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward contracts at September 30, 2009:

				Unrealized
	Foreign			Appreciation
Forward Foreign Currency	Currency			(Depreciation)
Exchange Contracts	Amounts	Cost ($)	Value ($)	at 9/30/2009 ($)
Purchases:
British Pound,
Expiring 10/1/2009	72,363	115,614	115,647	33
Euro,
Expiring 10/1/2009	386,473	563,052	565,548	2,496
Sales:		Proceeds ($)
Japanese Yen,
Expiring 10/1/2009	119,319,264	1,325,622	1,329,240	(3,618)
Swiss Franc,
Expiring 10/1/2009	275,072	265,028	265,437	(409)
Gross Unrealized
Appreciation				2,529
Gross Unrealized
Depreciation				(4,027)

At September 30, 2009, the cost of investments for federal income tax purposes was $112,475,528; accordingly, accumulated net unrealized appreciation on investments was $9,868,703, consisting of $17,106,812 gross unrealized appreciation and $7,238,109 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Equity Fund (formerly, Dreyfus Premier International Equity Fund) (one of the series comprising Dreyfus Stock Funds), as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the years ended September 30, 2006 and 2005 were audited by other auditors whose report dated November 17, 2006, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2009, 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Equity Fund at September 30, 2009, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

38

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2009:

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $572,662 represents the maximum amount that may be considered qualified dividend income.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund s Board of Trustees held on April 20, 2009, the Board considered the re-approval for an annual period of the fund s Investment Advisory Agreement through November 30, 2009, pursuant to which TBCAM provides the fund with investment advisory services.The Board members, none of whom are interested per-sons (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and TBCAM.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of Dreyfus confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund by TBCAM pursuant to the fund s Investment Advisory Agreement, and noted that Dreyfus provides administrative services to the fund under a separate Administration Agreement. Dreyfus representatives reviewed the fund s distribution of accounts and the relationships that Dreyfus has with various intermediaries and the different needs of each. Dreyfus representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and Dreyfus corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund s asset size.

The Board members also considered TBCAM s research and portfolio management capabilities and that Dreyfus provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered TBCAM s and Dreyfus separate and extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund s Total Investment Advisory Fee and Administration Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund s investment advisory fee, total investment advisory fee and administration fee, and expense ratio, with a group of comparable funds (the Expense Group ) and with a broader group of funds (the Expense Universe ) that were selected by Lipper. Included in the fund s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the Performance Group ) and to a group of funds that was broader than the Expense Universe (the Performance Universe ) that also were selected by Lipper, all for various periods ended March 31, 2009. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the fund s Expense Group and Expense Universe, and Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund s total returns to the returns of the fund s benchmark index for the past five calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements available to Lipper as of March 31, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund s total contractual investment advisory and administration fees approximated the Expense Group median, and that the fund s total actual investment advisory and administration fees were lower than the Expense Group median and Expense Universe median.The Board also noted that the fund s total expense ratio was lower than the Expense Group median

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

and Expense Universe median.The Board noted that the fund s total expense ratio reflected an undertaking by TBCAM, in effect during the period, to waive receipt of a percentage of the fund s investment advisory fee, and that such undertaking is no longer in effect.

With respect to the fund s performance, the Board noted that the fund achieved total returns lower than the Performance Group median and Performance Universe median for each reported time period up to five years.The Board also noted that the fund s total return was lower than the return for the fund s benchmark index for the past two calendar years.The Board received a presentation from the fund s portfolio manager regarding the factors which affected the fund s performance in 2008 and the first quarter of 2009.The Board expressed concern with the fund s long-term performance record and the substantial decline in the fund s total net asset size from its peak asset size in 2007. Based on these concerns, the Board requested that Dreyfus management, within the next six months, make recommendations to the Board that address the fund s declining performance record and asset size, for the benefit of fund shareholders. Dreyfus management confirmed that it would respond with related recommendations within that time frame.

Representatives of the Manager reviewed with the Board members the fees paid to TBCAM or Dreyfus or its affiliates by the one mutual fund managed by TBCAM (or Dreyfus or its affiliates) that was reported in the same Lipper category as the fund (the Similar Fund ). The Manager s representatives also reviewed the fees paid by institutional separate accounts managed by TBCAM and commingled funds managed by TBCAM (the Institutional Accounts and, collectively with the Similar Fund, the Similar Accounts ) that have similar investment objectives and policies as the fund. Dreyfus does not manage any international equity institutional separate accounts or commingled funds, or wrap fee accounts. The Manager s representatives explained the nature of each Similar Account and the differences, from Dreyfus and TBCAM s perspective (as applicable), in providing services to the Similar Accounts as compared to the fund. Dreyfus repre-

sentatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to TBCAM and discussed the relationship of the management fees paid in light of the services provided. Dreyfus representatives advised the Board that the investment advisory fee rates for the Institutional Accounts reflected TBCAM s independent pricing and cost structures. The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund s total investment advisory fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus for the fund and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, that was prepared by an independent consulting firm regarding Dreyfus approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund share-holders.The Board also considered TBCAM s and Dreyfus brokerage policies and practices, the standards applied in seeking best execution, and their policies and practices regarding soft dollars.The Board members also considered potential benefits to TBCAM from acting as investment adviser to the fund and noted from the Board meeting held on November 10-11, 2008 the soft dollar arrangements in effect with respect to trading the fund s portfolio.

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

It was noted that prior to August 2007, under the fund s master-feeder structure, the fund did not have an investment advisory agreement with TBCAM. It also was noted that since August 2007, when the fund was despoked and entered into its investment advisory agreement with TBCAM, the fund has enjoyed the benefit of an undertaking by TBCAM to limit the fund s expense ratio to a specified percentage, which expense limitation continues in effect.The Board further noted the fund s substantially smaller asset size from its peak asset size in 2007 and considered the effect that this asset decline, coupled with the expense limitation, has had on TBCAM s revenues from the fund.The Board also noted an additional undertaking implemented by TBCAM during the fund s last fiscal year to waive receipt of up to 25% of the fund s investment advisory fee payable to TBCAM (the full percentage amount of which being subject to the impact of the aforementioned expense limitation).

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by TBCAM to the fund are adequate and appropriate.
  The Board was concerned with the decline in the fund s long-term performance record and total net asset size over the past two years, and requested that management provide one or more recommenda- tions for addressing these issues, for the benefit of shareholders, within the next six months.

  The Board concluded that the investment advisory fee paid to TBCAM by the fund was reasonable in light of the services pro- vided, comparative performance and expense and investment advi- sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by TBCAM from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to TBCAM and its affiliates in connection with the man- agement of the fund had been adequately considered by TBCAM in connection with the investment advisory fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund s Investment Advisory Agreement through November 30, 2009, was in the best interest of the fund and its shareholders.

The Fund 45

The Fund 47

OFFICERS OF THE FUND (Unaudited)

The Fund 49

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund s Expenses
8	Comparing Your Fund s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Financial Futures
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Small Cap Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus Small Cap Equity Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R.Walter, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus Small Cap Equity Fund s Class A shares produced a total return of 6.11%, Class B shares returned 6.67%, Class C shares returned 6.67% and Class I shares returned 5.67%.1 The fund s benchmark, the Russell 2500 Value Index, achieved a total return of 8.33% for the same period.2

After suffering steep declines stemming from a global financial crisis and recession, small-cap stocks reversed course in mid-March, as renewed economic optimism and attractive valuations among beaten-down stocks fueled a market rally through the reporting period s end.The fund produced better returns than its benchmark, mainly due to strong stock selection in the financials, consumer discretionary, and energy sectors.

The Fund s Investment Approach

The fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its assets in the stocks of small-cap U.S. companies, and may invest up to 15% of its assets in foreign companies.

We seek to identify companies with stocks trading at prices below their intrinsic values.We measure value by evaluating each company s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position and expected business growth relative to its industry.We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that may trigger a price increase.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Rallied in 2009 from Multi-Year Lows

The reporting period began in the midst of a severe U.S. recession characterized by rising unemployment, plummeting housing values and depressed consumer sentiment. The economic downturn was intensified by a financial crisis that nearly led to the collapse of the global banking system. Consequently, investors favored the stocks of traditionally defensive market sectors and companies during the reporting period s first half. However, in early March, evidence of stabilization in global credit markets and the U.S. economy buoyed investor sentiment. Bargain-hunting investors quickly regained their appetites for risk, and they began to flock toward stocks they previously had avoided, fueling a sustained stock market rally through the reporting period s end.

Stock Selections Bolstered Performance

The fund s investment approach proved relatively effective during the downturn, as successful stock selections helped cushion declines for the fund compared to the benchmark. Our security selection process also fared relatively well during the 2009 rally, when investors favored stocks selling at attractive prices compared to historical averages.

Although historically low valuations abounded in the troubled financials sector, we maintained an underweighted position due to concerns regarding the underlying health of many financial institutions.We proceeded particularly cautiously with regard to commercial banks, where holdings with strong deposit franchises such as Cullen Frost Banker, First Horizon National and FirstMerit Corp. held up better than sector averages. In the capital markets industry, we found opportunities among smaller investment banks Piper Jaffray Cos., Jefferies Group and Lazard, which captured market share from their larger counterparts.

The industrials sector was one of the harder-hit market segments during the downturn, creating pockets of compelling value among companies that had been punished too severely by indiscriminate selling. Successful stock selections included construction-and-engineering companies that appeared poised to benefit from the U.S. government s economic stimulus spending, such as Granite Construction, Shaw Group and URS Corp. In the energy sector, the fund participated in gains posted by a number of exploration-and-production companies and equipment suppliers that rallied strongly as investors grew less

4

risk-averse and oil prices rebounded. Among the fund s better energy performers were CNX Gas Corp., Arena Resources, Dril-Quip and Carbo Ceramics.

Disappointments during the reporting period included the materials sector, where packaging manufacturer Temple-Inland was hurt by tight credit conditions despite good quarterly earnings and reduced energy costs. The fund s holdings among chemical producers also generated returns that trailed sector averages. In the health care sector, the economic downturn prompted some of the major pharmaceutical companies to reduce or delay spending on research-and-development projects, which hurt revenues and earnings of contract research organizations such as PerkinElmer and Charles River Laboratories International.

Finding Value in a Recovering Market

As of the reporting period s end, we have continued to find attractive values among individual stocks despite the magnitude of the current rally.We have identified a number of opportunities in the energy sector, where we believe commodity prices have room to rise as global demand and economic conditions improve.We also have established an overweighted position in the consumer discretionary sector, where a number of small-cap companies have continued to sell at attractive valuations despite what we believe to be fundamentally sound business strategies. Although we have maintained the fund s underweighted exposure to the financials sector, we may begin to take fuller advantage of attractive valuations among financial companies that seem likely to produce earnings growth.

October 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset
Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2	SOURCE: LIPPER INC. Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value.

The Fund 5

6

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks 98.4%	Shares	Value ($)
Consumer Discretionary 17.9%
Abercrombie & Fitch, Cl. A	40,940 [a]	1,346,107
American Eagle Outfitters	82,890	1,397,525
Autoliv	32,390	1,088,304
BorgWarner	38,925 [a]	1,177,870
Brink s Home Security Holdings	33,810 [b]	1,041,010
Dick s Sporting Goods	51,749 [b]	1,159,178
Genuine Parts	35,420	1,348,085
Gymboree	25,350 [b]	1,226,433
Interpublic Group of Cos.	33,470 [b]	251,694
Leggett & Platt	46,600 [a]	904,040
Magna International, Cl. A	18,790	798,951
MDC Holdings	49,570	1,722,062
Meredith	35,600 [a]	1,065,864
Office Depot	43,970 [b]	291,081
Panera Bread, Cl. A	20,060 [a,b]	1,103,300
Ryland Group	84,590	1,782,311
Saks	246,320 [a,b]	1,679,903
Snap-On	17,910	622,552
Starwood Hotels &
Resorts Worldwide	39,500 [a]	1,304,685
Thor Industries	32,030	991,329
Toll Brothers	48,780 [a,b]	953,161
Tractor Supply	24,340 [a,b]	1,178,543
Williams-Sonoma	94,800 [a]	1,917,804
		26,351,792
Consumer Staples 5.2%
BJ s Wholesale Club	45,130 [b]	1,634,608
Casey s General Stores	31,160	977,801
Flowers Foods	44,160	1,160,966
Ralcorp Holdings	20,410 [b]	1,193,373
Whole Foods Market	87,446 [a,b]	2,666,229
		7,632,977
Energy 8.4%
Arena Resources	36,100 [b]	1,281,550
Cabot Oil & Gas	62,826	2,246,029
CARBO Ceramics	15,770	812,944

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Comstock Resources	27,370 [b]	1,096,990
Dril-Quip	26,980 [b]	1,339,287
Patterson-UTI Energy	38,520	581,652
Penn Virginia	76,730	1,757,884
Tidewater	30,840	1,452,256
Unit	43,880 [b]	1,810,050
		12,378,642
Financial 24.8%
Alexandria Real Estate Equities	32,240 [a]	1,752,244
Aspen Insurance Holdings	49,050	1,298,353
BancorpSouth	45,830 [a]	1,118,710
CBL & Associates Properties	77,550 [a]	752,235
City National	68,087 [a]	2,650,627
Comerica	56,880	1,687,630
Commerce Bancshares	37,698	1,403,874
Douglas Emmett	83,650	1,027,222
Essex Property Trust	13,570 [a]	1,079,901
Fidelity National Financial, Cl. A	122,554	1,848,114
First American	67,290	2,178,177
First Horizon National	106,786 [b]	1,412,785
FirstMerit	74,085	1,409,838
Hanover Insurance Group	34,580	1,429,191
Health Care REIT	37,783	1,572,528
Host Hotels & Resorts	94,030	1,106,733
Investment Technology Group	58,962 [b]	1,646,219
KeyCorp	112,520	731,380
Lazard, Cl. A	35,271	1,457,045
Liberty Property Trust	31,560	1,026,647
Mack-Cali Realty	31,880	1,030,680
NewAlliance Bancshares	72,293	773,535
Omega Healthcare Investors	59,220	948,704
Raymond James Financial	80,460	1,873,109
RenaissanceRe Holdings	10,890	596,336
SEI Investments	58,310	1,147,541
Washington Federal	92,720	1,563,259
		36,522,617

10

Common Stocks (continued)	Shares	Value ($)
Health Care 8.8%
Beckman Coulter	29,100	2,006,154
Bio-Rad Laboratories, Cl. A	7,570 [b]	695,531
Charles River Laboratories International	27,460 [b]	1,015,471
Chemed	22,940	1,006,837
Henry Schein	13,820 [a,b]	758,856
Immucor	31,860 [b]	563,922
LifePoint Hospitals	39,190 [b]	1,060,481
Magellan Health Services	33,410 [b]	1,037,715
MEDNAX	21,850 [b]	1,200,002
PerkinElmer	59,160	1,138,238
STERIS	34,720	1,057,224
Universal Health Services, Cl. B	22,720	1,407,050
		12,947,481
Industrial 9.9%
AGCO	27,430 [b]	757,891
Brink s	44,890	1,207,990
Clean Harbors	15,661 [b]	881,088
Corrections Corp. of America	126,570 [b]	2,866,811
Curtiss-Wright	29,530	1,007,859
GrafTech International	44,100 [b]	648,270
Granite Construction	39,310 [a]	1,216,251
KBR	21,085	491,070
Shaw Group	36,283 [b]	1,164,321
Spirit Aerosystems Holdings, Cl. A	39,070 [b]	705,604
Thomas & Betts	14,690 [b]	441,875
URS	29,570 [b]	1,290,731
Waste Connections	62,790 [b]	1,812,119
		14,491,880
Information Technology 13.6%
Akamai Technologies	74,110 [b]	1,458,485
Arris Group	78,380 [b]	1,019,724
Cadence Design Systems	80,490 [b]	590,797
Comtech Telecommunications	7,980 [b]	265,096
Cymer	29,950 [b]	1,163,857
Diebold	40,570	1,335,970
Hewitt Associates, Cl. A	47,890 [b]	1,744,633

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Informatica	50,480 [b]	1,139,838
International Rectifier	4,250 [b]	82,833
Lam Research	41,510 [b]	1,417,982
ManTech International, Cl. A	6,010 [b]	283,432
Microchip Technology	53,340 [a]	1,413,510
Novellus Systems	76,420 [b]	1,603,292
Sybase	19,486 [b]	758,005
Synopsys	70,445 [b]	1,579,377
Teradyne	178,460 [b]	1,650,755
Varian Semiconductor
Equipment Associates	51,620 [b]	1,695,201
Websense	44,920 [b]	754,656
		19,957,443
Materials 4.5%
Airgas	30,070	1,454,486
Allegheny Technologies	22,020 [a]	770,480
Coeur d Alene Mines	22,680 [b]	464,940
FMC	25,350	1,425,938
Packaging Corp. of America	76,300	1,556,520
Temple-Inland	61,620	1,011,800
		6,684,164
Telecommunication Services .8%
CenturyTel	32,860	1,104,096
Utilities 4.5%
AGL Resources	40,730	1,436,547
Atmos Energy	49,830	1,404,209
Energen	32,404	1,396,612
Portland General Electric	48,420	954,842
UGI	54,540	1,366,772
		6,558,982
Total Common Stocks
(cost $129,549,123)		144,630,074

12

Other Investment 2.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,901,000)	3,901,000 [c]	3,901,000

Investment of Cash Collateral
for Securities Loaned 13.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,067,794)	20,067,794 [c]	20,067,794

Total Investments (cost $153,517,917)	114.8%	168,598,868
Liabilities, Less Cash and Receivables	(14.8%)	(21,723,591)
Net Assets	100.0%	146,875,277

REIT Real Estate Investment Trust

a All or a portion of these securities are on loan.At September 30, 2009, the total market value of the fund s securities on loan is $19,418,562 and the total market value of the collateral held by the fund is $20,067,794.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)		Value (%)
Financial	24.8	Energy	8.4
Consumer Discretionary	17.9	Consumer Staples	5.2
Money Market Investments	16.4	Materials	4.5
Information Technology	13.6	Utilities	4.5
Industrial	9.9	Telecommunication Services	.8
Health Care	8.8		114.8

Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF FINANCIAL FUTURES September 30, 2009

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 9/30/2009 ($)
Financial Futures Long
Russell 2000 Mini	24	1,447,200	December 2009	18,302

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

			Cost	Value
Assets ($):
Investments in securities See Statement of Investments (including securities on loan, valued at $19,418,562) Note 1(b):
Unaffiliated issuers			129,549,123	144,630,074
Affiliated issuers			23,968,794	23,968,794
Cash				59,460
Receivable for investment securities sold				704,219
Receivable for shares of Beneficial Interest subscribed				398,242
Due from broker Note 4				172,000
Dividends and interest receivable				158,541
Prepaid expenses				24,047
				170,115,377
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates Note 3 (c)				142,180
Liability for securities on loan Note 1(b)				20,067,794
Payable for investment securities purchased				2,534,089
Payable for shares of Beneficial Interest redeemed				385,070
Payable for futures variation margin Note 4				9,120
Accrued expenses				101,847
				23,240,100
Net Assets ($)				146,875,277
Composition of Net Assets ($):
Paid-in capital				172,714,182
Accumulated undistributed investment income net				288,989
Accumulated net realized gain (loss) on investments				(41,227,147)
Accumulated net unrealized appreciation (depreciation)
on investments (including $18,302 net unrealized
appreciation on financial futures)				15,099,253
Net Assets ($)				146,875,277

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	60,029,661	4,050,756	14,036,790	68,758,070
Shares Outstanding	2,628,033	186,827	647,285	2,958,360
Net Asset Value Per Share ($)	22.84	21.68	21.69	23.24

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,531,743
Affiliated issuers	7,064
Income from securities lending	95,128
Total Income	1,633,935
Expenses:
Investment advisory fee Note 3(a)	748,243
Administration fee Note 3(a)	93,530
Shareholder servicing costs Note 3(c)	351,911
Distribution fees Note 3(b)	100,186
Registration fees	60,921
Prospectus and shareholders reports	50,482
Professional fees	41,791
Custodian fees Note 3(c)	36,681
Trustees fees and expenses Note 3(d)	7,867
Loan commitment fees Note 2	1,887
Interest expense Note 2	42
Miscellaneous	12,420
Total Expenses	1,505,961
Less reduction in expenses due to undertaking Note 3(a)	(199,389)
Less reduction in fees due to earnings credits Note 1(b)	(9,923)
Net Expenses	1,296,649
Investment Income Net	337,286
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	(26,881,561)
Net realized gain (loss) on financial futures	432,184
Net Realized Gain (Loss)	(26,449,377)
Net unrealized appreciation (depreciation) on investments
and financial futures (including $18,302 net unrealized
appreciation on financial futures)	35,454,708
Net Realized and Unrealized Gain (Loss) on Investments	9,005,331
Net Increase in Net Assets Resulting from Operations	9,342,617

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2009[a]	2008
Operations ($):
Investment income net	337,286	437,313
Net realized gain (loss) on investments	(26,449,377)	(5,110,271)
Net unrealized appreciation
(depreciation) on investments	35,454,708	(6,374,223)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,342,617	(11,047,181)
Dividends to Shareholders from ($):
Investment income net:
Class A Shares	(120,349)
Class I Shares	(275,812)
Class T Shares	(238)
Net realized gain on investments:
Class A Shares		(4,333,645)
Class B Shares		(274,646)
Class C Shares		(1,062,002)
Class I Shares		(1,769,212)
Class T Shares		(72,229)
Total Dividends	(396,399)	(7,511,734)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	24,791,503	11,247,034
Class B Shares	364,028	241,224
Class C Shares	2,377,226	1,765,838
Class I Shares	41,253,595	34,444,700
Class T Shares	120,735	653,432
Net assets received in connection
with reorganization Note 1	32,798,090

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2009[a]	2008
Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	103,640	3,491,424
Class B Shares		224,559
Class C Shares		480,139
Class I Shares	261,102	1,769,212
Class T Shares	82	37,752
Cost of shares redeemed:
Class A Shares	(20,706,588)	(19,289,912)
Class B Shares	(1,661,951)	(1,006,189)
Class C Shares	(1,965,146)	(2,997,034)
Class I Shares	(14,602,949)	(6,900,360)
Class T Shares	(931,003)	(329,927)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	62,202,364	23,831,892
Total Increase (Decrease) in Net Assets	71,148,582	5,272,977
Net Assets ($):
Beginning of Period	75,726,695	70,453,718
End of Period	146,875,277	75,726,695
Undistributed investment income net	288,989	413,029

18

	Year Ended September 30,
	2009[a]	2008
Capital Share Transactions:
Class Ab,c
Shares sold	1,305,352	424,044
Shares issued in connection
with reorganization Note 1	1,332,718
Shares issued for dividends reinvested	6,036	129,456
Shares redeemed	(1,137,947)	(711,970)
Net Increase (Decrease) in Shares Outstanding	1,506,159	(158,470)
Class Bb
Shares sold	20,104	9,557
Shares issued in connection with reorganization Note 1	190,814
Shares issued for dividends reinvested		8,717
Shares redeemed	(92,112)	(37,474)
Net Increase (Decrease) in Shares Outstanding	118,806	(19,200)
Class C
Shares sold	128,685	70,262
Shares issued in connection with reorganization Note 1	346,893
Shares issued for dividends reinvested		18,646
Shares redeemed	(110,444)	(115,980)
Net Increase (Decrease) in Shares Outstanding	365,134	(27,072)
Class I
Shares sold	2,063,095	1,304,653
Shares issued in connection with reorganization Note 1	38,901
Shares issued for dividends reinvested	15,014	64,664
Shares redeemed	(743,043)	(260,252)
Net Increase (Decrease) in Shares Outstanding	1,373,967	1,109,065
Class Tc
Shares sold	6,977	24,237
Shares issued in connection with reorganization Note 1	18,224
Shares issued for dividends reinvested	5	1,427
Shares redeemed	(54,481)	(12,438)
Net Increase (Decrease) in Shares Outstanding	(29,275)	13,226

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended September 30, 2009, 27,885 Class B shares representing $515,149 were automatically converted to 26,557 Class A shares and during the period ended September 30, 2008 4,605 Class B shares representing $127,792 were automatically converted to 4,408 Class A shares.
c On the close of business on February 4, 2009, 43,698 Class T shares representing $740,237 were converted to
42,937 Class A shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	24.48	32.64	30.49	27.89	23.32
Investment Operations:
Investment income (loss) net[a]	.07	.19	.02	.00[b]	(.07)
Net realized and unrealized
gain (loss) on investments	(1.60)	(4.61)	3.02	3.31	4.64
Total from Investment Operations	(1.53)	(4.42)	3.04	3.31	4.57
Distributions:
Dividends from investment income net	(.11)
Dividends from net realized
gain on investments		(3.74)	(.89)	(.71)	(.00)[b]
Total Distributions	(.11)	(3.74)	(.89)	(.71)	(.00)[b]
Net asset value, end of period	22.84	24.48	32.64	30.49	27.89
Total Return (%)[c]	(6.11)	(14.59)	10.00	12.15	19.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.56	1.50[d]	1.60[d]	2.30[d]
Ratio of net expenses
to average net assets	1.37	1.39	1.45[d]	1.35[d]	1.35[d]
Ratio of net investment income
(loss) to average net assets	.35	.72	.06[d]	.01[d]	(.26)[d]
Portfolio Turnover Rate	110.88	92.67	66.82[e,f]
Net Assets, end of period ($ x 1,000)	60,030	27,467	41,784	41,006	12,568

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and
2006, the ratios include the fund s share of The Boston Company Small Cap Value Portfolio s (the Portfolio )
allocated expenses.
e Not annualized.
f For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

20

		Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	23.23	31.41	29.63	27.32	23.01
Investment Operations:
Investment (loss) net[a]	(.10)	(.04)	(.26)	(.22)	(.27)
Net realized and unrealized
gain (loss) on investments	(1.45)	(4.40)	2.93	3.24	4.58
Total from Investment Operations	(1.55)	(4.44)	2.67	3.02	4.31
Distributions:
Dividends from net realized
gain on investments		(3.74)	(.89)	(.71)	(.00)[b]
Net asset value, end of period	21.68	23.23	31.41	29.63	27.32
Total Return (%)[c]	(6.67)	(15.32)	9.05	11.33	18.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.72	2.53	2.41[d]	2.46[d]	3.22[d]
Ratio of net expenses
to average net assets	2.22	2.24	2.34[d]	2.10[d]	2.10[d]
Ratio of net investment (loss)
to average net assets	(.54)	(.14)	(.83)[d]	(.77)[d]	(1.03)[d]
Portfolio Turnover Rate	110.88	92.67	66.82[e,f]
Net Assets, end of period ($ x 1,000)	4,051	1,580	2,740	3,155	1,754

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and
2006, the ratios include the fund s share of The Boston Company Small Cap Value Portfolio s (the Portfolio )
allocated expenses.
e Not annualized.
f For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	23.23	31.41	29.60	27.32	23.02
Investment Operations:
Investment (loss) net[a]	(.09)	(.03)	(.24)	(.21)	(.28)
Net realized and unrealized
gain (loss) on investments	(1.45)	(4.41)	2.94	3.20	4.58
Total from Investment Operations	(1.54)	(4.44)	2.70	2.99	4.30
Distributions:
Dividends from net realized
gain on investments		(3.74)	(.89)	(.71)	(.00)[b]
Net asset value, end of period	21.69	23.23	31.41	29.60	27.32
Total Return (%)[c]	(6.67)	(15.29)	9.13	11.26	18.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.40	2.36	2.29[d]	2.46[d]	3.15[d]
Ratio of net expenses
to average net assets	2.20	2.22	2.25[d]	2.10[d]	2.10[d]
Ratio of net investment (loss)
to average net assets	(.48)	(.11)	(.74)[d]	(.75)[d]	(1.03)[d]
Portfolio Turnover Rate	110.88	92.67	66.82[e,f]
Net Assets, end of period ($ x 1,000)	14,037	6,556	9,713	11,042	3,659

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and
2006, the ratios include the fund s share of The Boston Company Small Cap Value Portfolio s (the Portfolio )
allocated expenses.
e Not annualized.
f For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the fund ) is a separate diversified series of Dreyfus Stock Funds (the Company ), which is registered under the Investment Company Act of 1940, as amended (the Act ), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund s investment objective is long-term growth of capital.The Boston Company Asset Management, LLC ( TBCAM ) serves as the fund s investment adviser.The Dreyfus Corporation (the Administrator or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ) and an affiliate of TBCAM, serves as the fund s Administrator.

At a meeting of the fund s Board of Trustees held on July 25, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from Dreyfus Premier Stock Funds and Dreyfus Premier Small Cap Equity Fund to Dreyfus Stock Funds and Dreyfus Small Cap Equity Fund , respectively.

As of the close of business on December 15, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Premier Future Leaders Fund ( Premier Future Leaders ) were transferred to the fund in exchange for corresponding class of shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B, Class C, Class I and Class T shares of Premier Future Leaders received Class A, Class B, Class C, Class I and Class T shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Premier Future Leaders at the time of the exchange. The net asset value of the fund s shares on the close of business December 15, 2008, after the reorganization was $17.24 for Class A, $16.43 for Class B, $16.43 for Class C, $17.46 for Class I and $16.90 for Class T shares, and a total amount of 1,332,718 Class A shares, 190,814 Class B shares, 346,893 Class C shares, 38,901

24

Class I shares and 18,224 Class T shares, representing net assets of $32,798,090 (including $17,212,916 net unrealized depreciation on investments) were issued to shareholders of Premier Future Leaders in the exchange. The exchange was a tax-free event to the Premier Future Leaders shareholders.

MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ( CDSC ) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder s ClassT shares.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Subsequent investments in the fund s Class A shares made by prior holders of the fund s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no

26

transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e.the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund s investments:

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

28

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009, The Bank of New York Mellon earned $31,709 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as affiliated in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $278,645, accumulated capital losses $18,131,138 and unrealized appreciation $14,757,242. In addition, the fund had $22,743,654 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $10,066,885 of the carryover expires in fiscal 2016 and $8,064,253 expires in fiscal 2017.Acquired losses as a result of the fund's merger with Dreyfus Premier Future Leaders Fund can be utilized in subsequent years but will be subject to an annual limitation based on certain provisions in the Code.

30

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008, were as follows: ordinary income $396,399 and $2,574,219 and long-term capital gains $0 and $4,937,515, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, recognition of book to tax difference resulting from prior year fund restructure and capital loss carryover from the fund s merger with Dreyfus Premier Future Leaders Fund, the fund decreased accumulated undistributed investment income-net by $64,927, decreased accumulated net realized gain (loss) on investments by $9,812,393 and increased paid-in capital by $9,877,320. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2009 was $3,500, with a related weighted average annualized interest rate of 1.19%.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Pursuant to a Investment Advisory Agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund s average daily net assets and is payable monthly.

Dreyfus and TBCAM have contractually agreed, with respect to each class of fund shares, to assume the expenses of the class so that such expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the annual rates of expenses of 1.39% for Class A, 2.24% for Class B, 2.22% for Class C and 1.16% for Class I, until December 15, 2009 and until the fiscal year end following such time as the expenses are equal to or less than such annual rate for each class. The reduction in expenses, pursuant to the undertaking, amounted to $199,389 during the period ended September 30, 2009.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund s average daily net assets. During the period ended September 30, 2009, the fund was charged $93,530 pursuant to the administration agreement.

During the period ended September 30, 2009, the Distributor retained $9,379 and $7 from commissions earned on sales of the fund s Class A and Class T shares, respectively, and $6,531 and $1,931 from CDSCs on redemptions of the fund s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the Plan ) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2009, Class B, Class C and Class T shares were charged $24,882, $74,737 and $567, respectively, pursuant to the Plan.

32

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A, Class B, Class C and Class T shares were charged $100,971, $8,294, $24,912 and $567, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $92,291 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $9,923 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $36,681 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of Due to TBCAM and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $94,879,

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

administration fees $11,860, Rule 12b-1 distribution plan fees $10,959, shareholder services plan fees $15,724, custodian fees $3,194, chief compliance officer fees $3,341 and transfer agency per account fees $13,280, which are offset against an expense reimbursement currently in effect in the amount of $11,057.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2009, amounted to $184,225,911 and $103,402,819, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments

34

require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the settlement price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at September 30, 2009 are set forth in the Statement of Financial Futures.

At September 30, 2009, the cost of investments for federal income tax purposes was $153,841,626; accordingly, accumulated net unrealized appreciation on investments was $14,757,242, consisting of $18,278,695 gross unrealized appreciation and $3,521,453 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Small Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Small Cap Equity Fund (formerly, Dreyfus Premier Small Cap Equity Fund) (one of the series comprising Dreyfus Stock Funds), as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years ended September 30, 2006 and 2005 were audited by other auditors whose report dated November 17, 2006, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2009, 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Equity Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

36

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended September 30, 2009 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $21,566 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

38

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

42

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,424 in 2008 and $54,688 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,366 in 2008 and $10,552 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,177 in 2008 and $5,164 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held; and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $28 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,881,322 in 2008 and $25,619,110 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STOCK FUNDS

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 19, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 19, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)